Exhibit 32.1

UNIVERSAL COMPRESSION PARTNERS, L.P.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report* of Universal Compression Partners, L.P. (the “Company”) on Form 10-Q for the period ending March 31, 2007 (the “Report”), I, Stephen A. Snider, Chief Executive Officer of the general partner of the Company’s general partner, UCO GP, LLC, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ STEPHEN A. SNIDER
Stephen A. Snider
Chief Executive Officer, UCO GP, LLC
As General Partner of UCO General Partner, LP
As General Partner of Universal Compression Partners, L.P.

May 9, 2007

In connection with the Quarterly Report* of Universal Compression Partners, L.P. (the “Company”) on Form 10-Q for the period ending March 31, 2007 (the “Report”), I, Daniel K. Schlanger, Chief Financial Officer of the general partner of the Company’s general partner, UCO GP, LLC, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DANIEL K. SCHLANGER
Daniel K. Schlanger
Chief Financial Officer, UCO GP, LLC
As General Partner of UCO General Partner, LP
As General Partner of Universal Compression Partners, L.P.

May 9, 2007

*                    This report presents the financial condition, results of operations and cash flows of the registrant and the results of operations and cash flow of the registrant’s predecessor, the natural gas contract compression business that is provided in the United States of America by Universal Compression Holdings, Inc. and its subsidiaries.

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